SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                            ____________

                             FORM 10-K



             Annual Report Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


For the fiscal year ended December 31, 1997      Commission file number
                                                        1-4881
                              ____________





                           AVON PRODUCTS, INC.
          (Exact name of registrant as specified in its charter)



                              ____________





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                               EXHIBITS

INDEX TO EXHIBITS
(a)3.  Exhibits

Exhibit
Number                             Description

3.1 Restated Certificate of Incorporation of Avon, filed with the Secretary of State of the State of New York on May 13, 1996
(incorporated by reference to Exhibit 3.1 to Avon's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996).

3.2    By-laws of Avon, as restated, effective June 6, 1996
(incorporated by reference to Exhibit 3.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996).

4.1 Instrument defining the rights of holders of Avon's preferred share purchase rights to purchase Avon's Series A Junior Participating Preferred Stock (reference is made to Article IIIA of the restated Certificate of Incorporation of Avon, filed with the Secretary of State of New York State on August 12, 1988 and included as Exhibit 3.1 to the 1993 Annual Report on Form 10-K).

4.2 Rights Agreement, dated as of March 30, 1988 (the "Rights Agreement"), between Avon and First Chicago Trust Company of New York (as successor to Morgan Shareholder Services Trust Company) incorporated by reference to Exhibit 1 to Avon's Registration Statement on Form 8-A, filed April 7, 1988 and refiled under Form SE as of December 31, 1996).

4.3 Amendment, dated as of January 3, 1989, to the Rights Agreement (incorporated by reference to Exhibit 3 to Avon's Amendment No. 1 on Form 8, filed January 4, 1989, amending its Registration Statement on Form 8-A, filed April 7, 1988 and refiled under Form SE as of December 31, 1996).

4.4    Second Amendment, dated as of April 5, 1990, to the Rights
Agreement (incorporated by reference to Exhibit 4(c) to Avon's Current Report on Form 8-K, dated April 5, 1990 and refiled under Form SE as of December 31, 1996).

4.5    Third Amendment, dated as of May 10, 1990, to the Rights
Agreement (incorporated by reference to Exhibit 4(d) to Avon's Current Report on Form 8-K, dated May 10, 1990) and refiled under Form SE as of December 31, 1996).

4.6 Amended and Restated Revolving Credit and Competitive Advance Facility Agreement, dated as of August 8, 1996, among Avon, Avon Capital Corporation and a group of banks and other lenders (incorporated by reference to Exhibit 4.1 to Avon's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996).

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4.7    Indenture dated as of August 1, 1997 between Avon as Issuer, and
The Chase Manhattan Bank, as Trustee relating to the 6.55% Notes due 2007 (incorporated by reference to Exhibit 4.2 to Avon's Registration Statement S-4, Registration Statement No. 333-41299 filed December 1,
1997).

4.8    Rights Agreement, dated as of March 30, 1998 (the "Rights
Agreement"), between Avon and First Chicago Trust Company of New York (incorporated by reference to Exhibit to Avon's Registration Statement on Form 8-A, filed March 18, 1998).

10.1* Avon Products, Inc. 1993 Stock Incentive Plan, approved by stockholders on May 6, 1993 (incorporated by reference to Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended June 30,
1993).

10.2* Form of Stock Option Agreement to the Avon Products, Inc. 1993 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 to Avon's Annual Report on Form 10-K for the year ended December 31, 1993).

10.3* First Amendment to the 1993 Avon Stock Incentive Plan effective January 1, 1997, approved by stockholders on May 1, 1997 (incorporated by reference to Exhibit 10.1 to Avon's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997).

10.4* Avon Products, Inc. 1997 Long-Term Incentive Plan, effective as of January 1,1997, approved by stockholders on May 1, 1997.

10.5* Supplemental Executive Retirement Plan and Supplemental Life Plan of Avon Products, Inc., as amended and restated as of September 1, 1994 (incorporated by reference to Exhibit 10.6 to Avon's Annual Report on Form 10-K for the year ended December 31, 1994).

10.6* Benefit Restoration Pension Plan of Avon Products, Inc., effective as of January 1, 1994 (incorporated by reference to Exhibit
10.7 to Avon's Annual Report on Form 10-K for the year ended December
31, 1994.

10.7* Trust Agreement, amended and restated as of March 2, 1990, between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990 and refiled under Form SE for the year ended December 31, 1996).

10.8* First Amendment, dated as of January 30, 1992, to the Trust Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31,
1993).

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10.9*  Second Amendment, dated as of June 12, 1992 to the Trust
Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A.(incorporated by reference to Exhibit 10.3 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.10* Third Amendment, dated as of November 5, 1992, to the Trust Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to Exhibit 10.4 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31,
1993).

10.11* The Avon Products, Inc. Deferred Compensation Plan, as amended and restated as of January 1, 1996 (incorporated by reference to Exhibit
10.12 to Avon's Annual Report on Form 10-K for the year ended December
31, 1996).

10.12* Trust Agreement, dated as of April 21, 1995, between Avon and Chemical Bank, amending and restating the Trust Agreement as of August 3, 1989 between Avon and Manufacturers Hanover Trust Company
(incorporated by reference to Exhibit 10.14 to Avon's Annual Report on Form 10-K for the year ended December 31, 1995).

10.13* Instrument of Amendment, effective as of April 1, 1990, amending various employee benefit plans and agreements as stipulated in the Instrument of Amendment (incorporated by reference to Exhibit 10.3 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990 and refiled under Form SE for the year ended December 31, 1996).

10.14* Employment Agreement, dated as of November 1, 1995, between Avon and James E. Preston (incorporated by reference to Exhibit 10.16 to Avon's Annual Report on Form 10-K for the year ended December 31, 1995).

10.15* Stock Option Agreement between Avon and James E. Preston dated October 30, 1995 (incorporated by reference to Exhibit 10.17 to Avon's Annual Report on Form 10-K for the year ended December 31, 1995).

10.16* Supplemental Employment Agreement, dated as of December 10, 1997 between Avon and James E. Preston.

10.17* Stock Option Agreement between Avon and James E. Preston dated December 10, 1997.

10.18* Employment Agreement, dated as of December 11, 1997 between Avon and Charles R. Perrin.

10.19* Stock Option Agreement between Avon and Charles R. Perrin dated December 10, 1997.

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10.20* Employment Agreement dated as of December 11, 1997 between Avon and Andrea Jung.

10.21* Form of Employment Agreement, dated as of September 1, 1994, between Avon and certain senior officers (incorporated by reference to Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994).

10.22* Avon Products, Inc. Compensation Plan for Non-Employee Directors, effective May 1, 1997.

10.23* Avon Products, Inc. Board of Directors' Deferred Compensation Plan, amended and restated, effective January 1, 1997.

10.24* Trust Agreement, dated as of December 31, 1991, between Avon and Manufacturers Hanover Trust Company (incorporated by reference to
Exhibit 10.23 to Avon's Annual Report on Form 10-K for the year ended December 31, 1991 and refiled under Form SE for the year ended December 31, 1996).

10.25* First Amendment, dated as of November 5, 1992, to the Trust Agreement dated as of December 31, 1991, by and between Avon and Manufacturers Hanover Trust Company (incorporated by reference to
Exhibit 10.7 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

13     Portions of the Annual Report to Shareholders for the year ended
December 31, 1997 incorporated by reference in response to Items 1,5 through 8 in this filing.

21     Subsidiaries of the registrant.

23     Consent of Coopers & Lybrand L.L.P. (set forth on page S-2 of this Annual Report on Form 10-K).

24     Power of Attorney

27     Financial Data Schedule

99     Financial statements for the Avon Products, Inc. Employees'
Savings and Stock Ownership Plan and the Avon Mirabella/Lomalinda
Employees' Savings Plan for the year ended December 31, 1997 will be filed by amendment.

* The Exhibits identified above and in the Exhibit Index with an asterisk (*) are management contracts or compensatory plans or arrangements.